UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2007

EDGE PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-22149 (Commission File Number)	76-0511037 (IRS Employer Identification No.)

Travis Tower
1301 Travis, Suite 2000
Houston, Texas 77002
(Address of principal executive offices)

(713) 654-8960
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.04.   Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan.

On November 14, 2007, Edge Petroleum Corporation (the “Company”) sent a notice (the “Blackout Notice”) to its directors and executive officers informing them of a temporary suspension of trading under the Edge Petroleum Exploration Company Employees’ Savings & Profit Sharing Plan and the resulting blackout restrictions imposed upon the Company’s directors and executive officers. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Blackout Notice. The Company provided the Blackout Notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

ITEM 9.01   Financial Statements and Exhibits.

(d)	Exhibits

99.1	Blackout Notice dated November 13, 2007 provided to directors and executive officers of Edge Petroleum Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: November 15, 2007	By:	/s/ MICHAEL G. LONG
Michael G. Long
Executive Vice President and Chief Financial and Accounting Officer

Exhibit Index

99.1	Blackout Notice dated November 13, 2007 provided to directors and executive officers of Edge Petroleum Corporation